CRAWFORD & COMPANY
RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)
Revised for Realignment of Reportable Segments

2017 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
Crawford Claims Solutions	$83,148	$81,140	$86,277	$114,509	$365,074
Crawford TPA Solutions: Broadspire	96,326	97,037	97,240	99,980	390,583
Crawford Specialty Solutions	87,793	91,070	87,034	84,278	350,175
Total, before reimbursements	267,267	269,247	270,551	298,767	1,105,832
Reimbursements	12,263	14,725	16,115	14,774	57,877
Total Revenues	279,530	283,972	286,666	313,541	1,163,709
Direct Compensation, Fringe Benefits & Non-Employee Labor:
Crawford Claims Solutions	55,468	51,982	58,675	78,720	244,845
% of related revenues before reimbursements	66.7%	64.1%	68.0%	68.7%	67.1%
Crawford TPA Solutions: Broadspire	55,590	54,554	54,387	56,212	220,743
% of related revenues before reimbursements	57.7%	56.2%	55.9%	56.2%	56.5%
Crawford Specialty Solutions	41,521	42,333	42,234	43,046	169,134
% of related revenues before reimbursements	47.3%	46.5%	48.5%	51.1%	48.3%
Total	152,579	148,869	155,296	177,978	634,722
% of Revenues before reimbursements	57.1%	55.3%	57.4%	59.6%	57.4%
Expenses Other than Direct Compensation Fringe Benefits & Non-Employee Labor:
Crawford Claims Solutions	25,246	25,831	25,585	26,040	102,702
% of related revenues before reimbursements	30.4%	31.9%	29.7%	22.6%	28.1%
Crawford TPA Solutions: Broadspire	32,768	32,773	32,937	33,138	131,616
% of related revenues before reimbursements	34.0%	33.8%	33.9%	33.1%	33.8%
Crawford Specialty Solutions	37,920	34,652	28,365	26,163	127,100
% of related revenues before reimbursements	43.2%	38.0%	32.6%	31.0%	36.3%
Total, before reimbursements	95,934	93,256	86,887	85,341	361,418
% of Revenues before reimbursements	35.9%	34.6%	32.1%	28.6%	32.7%
Reimbursements	12,263	14,725	16,115	14,774	57,877
Total	108,197	107,981	103,002	100,115	419,295
% of Revenues	38.7%	38.0%	35.9%	31.9%	36.0%
Segment Operating Earnings (1):
Crawford Claims Solutions	2,434	3,327	2,017	9,749	17,527
% of related revenues before reimbursements	2.9%	4.1%	2.3%	8.5%	4.8%
Crawford TPA Solutions: Broadspire	7,968	9,710	9,916	10,630	38,224
% of related revenues before reimbursements	8.3%	10.0%	10.2%	10.6%	9.8%
Crawford Specialty Solutions	8,352	14,085	16,435	15,069	53,941
% of related revenues before reimbursements	9.5%	15.5%	18.9%	17.9%	15.4%
Deduct:
Unallocated corporate and shared costs	(461)	2,037	(4,316)	(11,246)	(13,986)
Net corporate interest expense	(2,036)	(2,114)	(2,524)	(2,388)	(9,062)
Stock option expense	(417)	(457)	(468)	(376)	(1,718)
Amortization of customer-relationship intangible assets	(2,777)	(2,721)	(2,737)	(2,747)	(10,982)
Goodwill impairment charges	—	—	—	(19,598)	(19,598)
Restructuring and special charges	(605)	(6,782)	(1,431)	(3,266)	(12,084)
Pretax Income (Loss)	12,458	17,085	16,892	(4,173)	42,262
(Provision) benefit for income taxes	(4,835)	(6,812)	(4,922)	1,530	(15,039)
Net Income (Loss)	7,623	10,273	11,970	(2,643)	27,223
Net loss (income) attributable to noncontrolling interests and redeemable noncontrolling interests	41	(72)	(157)	630	442

Net Income (Loss) Attributable to Shareholders of Crawford & Company	$7,664	$10,201	$11,813	$(2,013)	$27,665

(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests and certain unallocated corporate and shared costs and credits.

CRAWFORD & COMPANY
REVENUES BY GEOGRAPHIC AREA AND SERVICE LINE WITHIN SEGMENTS
BY QUARTER (UNAUDITED)

2017 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
Crawford Claims Solutions	$83,148	$81,140	$86,277	$114,509	$365,074
Crawford TPA Solutions: Broadspire	96,326	97,037	97,240	99,980	390,583
Crawford Specialty Solutions	87,793	91,070	87,034	84,278	350,175
Total Revenues Before Reimbursements	$267,267	$269,247	$270,551	$298,767	$1,105,832

Crawford Claims Solutions
U.S.	$36,312	$33,189	$36,932	$59,892	$166,325
U.K.	14,043	14,453	14,108	16,693	59,297
Canada	11,537	10,882	11,214	12,422	46,055
Australia	9,999	11,098	12,912	13,127	47,136
Europe	7,397	6,490	6,349	6,840	27,076
Rest of World	3,860	5,028	4,762	5,535	19,185
Total Revenues Before Reimbursements	$83,148	$81,140	$86,277	$114,509	$365,074

Crawford TPA Solutions: Broadspire
U.S.	$76,979	$77,882	$76,683	$78,558	$310,102
U.K.	3,043	3,266	3,542	3,314	13,165
Canada	8,111	7,398	8,835	9,042	33,386
Europe	7,854	8,080	7,714	8,672	32,320
Rest of World	339	411	466	394	1,610
Total Revenues Before Reimbursements	$96,326	$97,037	$97,240	$99,980	$390,583

Service Line
Claims Management	$55,759	$56,245	$56,845	$60,469	$229,318
Medical Management	40,567	40,792	40,395	39,511	161,265
Total Revenues Before Reimbursements	$96,326	$97,037	$97,240	$99,980	$390,583

Crawford Specialty Solutions
U.S.	$43,519	$47,213	$45,711	$40,823	$177,266
U.K. (1)	20,259	17,711	14,184	14,722	66,876
Canada	7,917	7,698	7,825	8,081	31,521
Australia	5,803	6,622	7,117	6,942	26,484
Europe	4,557	5,069	5,384	6,161	21,171
Rest of World	5,738	6,757	6,813	7,549	26,857
Total Revenues Before Reimbursements	$87,793	$91,070	$87,034	$84,278	$350,175

Service Line
Global Technical Services	$40,704	$42,122	$42,882	$47,317	$173,025
Contractor Connection (1)	27,141	29,269	24,120	20,420	100,950
Garden City Group	19,948	19,679	20,032	16,541	76,200
Total Revenues Before Reimbursements	$87,793	$91,070	$87,034	$84,278	$350,175

(1) Revenues were lower during 2017 as compared to 2016 by $16.0 million due to a change in operating model in the U.K. contractor repair business. This operating model change had no impact on operating earnings.

CRAWFORD & COMPANY
RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)
Revised for Realignment of Reportable Segments

2016 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
Crawford Claims Solutions	$87,904	$86,066	$81,755	$85,830	$341,555
Crawford TPA Solutions: Broadspire	96,160	95,144	97,198	94,155	382,657
Crawford Specialty Solutions	93,170	101,133	98,333	92,438	385,074
Total, before reimbursements	277,234	282,343	277,286	272,423	1,109,286
Reimbursements	13,674	15,326	18,101	21,201	68,302
Total Revenues	290,908	297,669	295,387	293,624	1,177,588
Direct Compensation, Fringe Benefits & Non-Employee Labor:
Crawford Claims Solutions	58,707	54,233	52,196	54,797	219,933
% of related revenues before reimbursements	66.8%	63.0%	63.8%	63.8%	64.4%
Crawford TPA Solutions: Broadspire	53,356	54,098	53,749	53,618	214,821
% of related revenues before reimbursements	55.5%	56.9%	55.3%	56.9%	56.1%
Crawford Specialty Solutions	46,739	46,841	46,080	45,719	185,379
% of related revenues before reimbursements	50.2%	46.3%	46.9%	49.5%	48.1%
Total	158,802	155,172	152,025	154,134	620,133
% of Revenues before reimbursements	57.3%	55.0%	54.8%	56.6%	55.9%
Expenses Other than Direct Compensation Fringe Benefits & Non-Employee Labor:
Crawford Claims Solutions	28,963	27,369	25,732	25,187	107,251
% of related revenues before reimbursements	32.9%	31.9%	31.5%	29.2%	31.4%
Crawford TPA Solutions: Broadspire	32,569	33,304	33,084	32,359	131,316
% of related revenues before reimbursements	33.9%	35.0%	34.0%	34.4%	34.4%
Crawford Specialty Solutions	31,117	37,213	33,128	32,596	134,054
% of related revenues before reimbursements	33.4%	36.8%	33.7%	35.3%	34.8%
Total, before reimbursements	92,649	97,886	91,944	90,142	372,621
% of Revenues before reimbursements	33.4%	34.7%	33.2%	33.1%	33.6%
Reimbursements	13,674	15,326	18,101	21,201	68,302
Total	106,323	113,212	110,045	111,343	440,923
% of Revenues	36.5%	38.0%	37.3%	37.9%	37.4%
Segment Operating Earnings (1):
Crawford Claims Solutions	234	4,464	3,827	5,846	14,371
% of related revenues before reimbursements	0.3%	5.2%	4.7%	6.8%	4.2%
Crawford TPA Solutions: Broadspire	10,235	7,742	10,365	8,178	36,520
% of related revenues before reimbursements	10.6%	8.1%	10.7%	8.7%	9.5%
Crawford Specialty Solutions	15,314	17,079	19,125	14,123	65,641
% of related revenues before reimbursements	16.4%	16.9%	19.4%	15.3%	17.0%
Deduct:
Unallocated corporate and shared costs	(4,113)	(5,402)	(7,035)	(7,853)	(24,403)
Net corporate interest expense	(2,768)	(2,523)	(2,262)	(1,632)	(9,185)
Stock option expense	(90)	(137)	(176)	(218)	(621)
Amortization of customer-relationship intangible assets	(2,459)	(2,420)	(2,401)	(2,312)	(9,592)
Restructuring and special charges	(2,417)	(3,526)	(1,488)	(2,059)	(9,490)
Pretax Income	13,936	15,277	19,955	14,073	63,241
Provision for income taxes	(5,307)	(6,116)	(8,606)	(5,536)	(25,565)
Net Income	8,629	9,161	11,349	8,537	37,676
Net loss (income) attributable to noncontrolling interests	1	(534)	(404)	(773)	(1,710)

Net Income Attributable to Shareholders of Crawford & Company	$8,630	$8,627	$10,945	$7,764	$35,966
(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, restructuring and special charges, net income attributable to non controlling interests and certain unallocated corporate and shared costs and credits.

CRAWFORD & COMPANY
REVENUES BY GEOGRAPHIC AREA AND SERVICE LINE WITHIN SEGMENTS
BY QUARTER (UNAUDITED)

2016 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
Crawford Claims Solutions	$87,904	$86,066	$81,755	$85,830	$341,555
Crawford TPA Solutions: Broadspire	96,160	95,144	97,198	94,155	382,657
Crawford Specialty Solutions	93,170	101,133	98,333	92,438	385,074
Total Revenues Before Reimbursements	$277,234	$282,343	$277,286	$272,423	$1,109,286

Crawford Claims Solutions
U.S.	$34,659	$31,541	$30,397	$34,879	$131,476
U.K.	21,562	18,206	15,951	16,181	71,900
Canada	9,753	12,011	11,671	10,688	44,123
Australia	8,772	10,313	10,853	10,820	40,758
Europe	7,451	7,282	7,712	7,584	30,029
Rest of World	5,707	6,713	5,171	5,678	23,269
Total Revenues Before Reimbursements	$87,904	$86,066	$81,755	$85,830	$341,555

Crawford TPA Solutions: Broadspire
U.S.	$76,200	$75,099	$76,676	$74,001	$301,976
U.K.	3,472	3,504	3,546	3,132	13,654
Canada	7,498	7,922	8,744	8,189	32,353
Europe	8,611	8,249	7,864	8,488	33,212
Rest of World	379	370	368	345	1,462
Total Revenues Before Reimbursements	$96,160	$95,144	$97,198	$94,155	$382,657

Service Line
Claims Management	$55,799	$55,221	$56,050	$55,402	$222,472
Medical Management	40,361	39,923	41,148	38,753	160,185
Total Revenues Before Reimbursements	$96,160	$95,144	$97,198	$94,155	$382,657

Crawford Specialty Solutions
U.S.	$48,517	$52,438	$48,171	$46,481	$195,607
U.K.(1)	21,221	22,839	23,804	19,581	87,445
Canada	7,283	7,757	7,666	7,515	30,221
Australia	5,200	6,574	6,992	7,060	25,826
Europe	4,670	5,403	4,799	4,706	19,578
Rest of World	6,279	6,122	6,901	7,095	26,397
Total Revenues Before Reimbursements	$93,170	$101,133	$98,333	$92,438	$385,074

Service Line
Global Technical Services	$42,087	$44,284	$45,574	$44,264	$176,209
Contractor Connection (1)	25,460	31,108	29,629	24,006	110,203
Garden City Group	25,623	25,741	23,130	24,168	98,662
Total Revenues Before Reimbursements	$93,170	$101,133	$98,333	$92,438	$385,074

(1) Revenues were lower during 2016 as compared to 2015 by $6.7 million due to a change in operating model in the U.K. contractor repair business. This operating model change had no impact on operating earnings.

CRAWFORD & COMPANY
CASE VOLUME AND FULL TIME EQUIVALENT DATA
BY QUARTER (UNAUDITED)

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		Year
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
CASE VOLUME ANALYSIS

Crawford Claims Solutions	125,882	110,161	124,065	98,327	140,135	103,510	138,016	103,969	528,098	415,967
Crawford TPA Solutions: Broadspire	216,191	198,993	206,387	204,019	207,089	210,477	204,322	199,128	833,989	812,617
Crawford Specialty Solutions	86,736	78,673	89,582	79,175	85,328	84,608	71,411	73,775	333,057	316,231
Total Company	428,809	387,827	420,034	381,521	432,552	398,595	413,749	376,872	1,695,144	1,544,815

Crawford Claims Solutions
US (1)	72,024	43,515	70,128	44,071	90,420	42,206	81,784	43,886	314,356	173,678
UK	14,337	22,943	13,587	17,326	12,595	15,942	13,518	15,706	54,037	71,917
Canada	8,548	7,236	8,585	8,549	8,439	9,106	8,600	7,620	34,172	32,511
Australia	12,558	10,368	14,631	11,092	8,654	14,033	7,433	10,586	43,276	46,079
Europe	11,924	15,289	10,807	11,276	13,022	15,776	20,017	19,760	55,770	62,101
Rest of World	6,491	10,810	6,327	6,013	7,005	6,447	6,664	6,411	26,487	29,681
Total Crawford Claims Solutions	125,882	110,161	124,065	98,327	140,135	103,510	138,016	103,969	528,098	415,967

Crawford TPA Solutions: Broadspire
US	128,221	114,718	122,995	122,138	124,230	125,125	123,369	115,039	498,815	477,020
UK	11,779	9,614	10,661	11,442	11,503	12,135	11,554	11,537	45,497	44,728
Canada	20,341	21,207	18,669	20,446	21,305	24,877	20,322	22,047	80,637	88,577
Europe	55,712	53,392	53,960	49,902	49,928	48,251	48,946	50,381	208,546	201,926
Rest of World	138	62	102	91	123	89	131	124	494	366
Total Crawford TPA Solutions: Broadspire	216,191	198,993	206,387	204,019	207,089	210,477	204,322	199,128	833,989	812,617
				.
Crawford Specialty Solutions
Global Technical Services	15,850	16,467	14,377	15,317	14,766	16,133	14,882	15,868	59,875	63,785
Contractor Connection	70,886	62,206	75,205	63,858	70,562	68,475	56,529	57,907	273,182	252,446
Garden City Group (2)	—	—	—	—	—	—	—	—	—	—
Total Crawford Specialty Solutions	86,736	78,673	89,582	79,175	85,328	84,608	71,411	73,775	333,057	316,231

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

Crawford Claims Solutions	3,050	3,134	3,001	3,022	2,983	2,889	3,125	2,944	3,040	2,997
Crawford TPA Solutions: Broadspire	2,894	2,835	2,899	2,837	2,947	2,822	2,984	2,836	2,931	2,833
Crawford Specialty Solutions	1,763	1,800	1,747	1,766	1,730	1,769	1,712	1,766	1,738	1,776
Administration	945	964	972	960	981	993	973	987	968	976
Total Company	8,652	8,733	8,619	8,585	8,641	8,473	8,794	8,533	8,677	8,582
(1) 2017 increase was due to 114,101 high-frequency, low-complexity cases from WeGoLook acquisition.
(2) Garden City Group services are generally project based and not denominated by individual claims. Depending upon the nature of projects ad their respective stages of completion, the volume of transactions or tasks performed in any period can vary, sometimes significantly.